Earnings / (Loss) per Share	12 Months Ended
Dec. 31, 2021
Earnings / (Loss) per Share [Abstract]
Earnings / (Loss) per Share
12.      Earnings / (Loss) per Share

All common shares issued (including the restricted shares issued under the equity incentive plan, or else) are the Company’s common stock and have equal rights to vote and participate in dividends, subject to forfeiture provisions set forth in the applicable award agreements. Unvested shares granted under the Company’s incentive plan, or else, are entitled to receive dividends which are not refundable, even if such shares are forfeited, and therefore are considered participating securities for basic earnings per share calculation purposes. For 2021, 2020 and 2019, the Company paid dividends of $0, $502, and $0, respectively. The calculation of basic earnings/ (loss) per share does not consider the non-vested shares as outstanding until the time-based vesting restrictions have lapsed. The dilutive effect of share-based compensation arrangements is computed using the treasury stock method, which assumes that the “proceeds” upon exercise of these awards are used to purchase common shares at the average market price for the period. The computation of diluted earnings per share reflects the potential dilution from conversion of outstanding preferred convertible stock (Note 10) calculated with the “if converted” method and for 2020, it resulted to 70,087 shares, while no incremental shares were calculated from the application of the treasury stock method for the restricted shares. For 2021 and 2019, securities that could potentially dilute basic loss per share in the future that were not included in the computation of diluted loss per share, because to do so would have anti-dilutive effect, are any incremental shares resulting from the non-vested restricted share awards and the non-exercised stock options calculated with the treasury stock method, and also shares assumed to be converted with respect to the preferred convertible stock calculated with the “if converted” method.

For 2020, earnings attributable to common equity holders is adjusted by $1,500, being the difference between the fair value of the consideration paid for the re-purchase of the Series C preferred shares (Note 10) and the carrying amount of the shares surrendered. The $1,500 gain from repurchase has been allocated to continuing operations, as it derives from corporate decisions in connection with the restructuring of the Company’s share capital.

	2021		2020		2019
	Basic LPS	Diluted LPS	Basic EPS	Diluted EPS	Basic LPS	Diluted LPS
Net income / (loss) from continuing operations	$(10,106)	$(10,106)	$2,295	$2,295	$(6,743)	$(6,743)
plus gain from repurchase of preferred shares	-	-	1,500	1,500	-	-
less income allocated to participating securities	-	-	(87)	(87)	-	-
Net income / (loss) available to common stockholders from continuing operations	(10,106)	(10,106)	3,708	3,708	(6,743)	(6,743)

Net income from discontinued operations	400	400	1,482	1,482	(25,314)	(25,314)

Total net income / (loss) available to common stockholders	(9,706)	(9,706)	5,190	5,190	(32,057)	(32,057)

Weighted average number of common shares outstanding	5,026,300	5,026,300	4,875,475	4,875,475	2,864,676	2,864,676
Effect of dilutive shares	-	-	-	70,087	-	-
Total shares outstanding	5,026,300	5,026,300	4,875,475	4,945,562	2,864,676	2,864,676

Earnings / (Loss) per common share, continuing operations	$(2.01)	$(2.01)	$0.76	$0.75	$(2.35)	$(2.35)

Earnings per common share, discontinued operations	$0.08	$0.08	$0.30	$0.30	$(8.84)	$(8.84)

Earnings / (Loss) per common share, total	$(1.93)	$(1.93)	$1.06	$1.05	$(11.19)	$(11.19)